FOR IMMEDIATE RELEASE
Emdeon to be Acquired by Blackstone
•	Emdeon stockholders to receive $19.00 per share in cash

•	Transaction valued at approximately $3 billion

•	Emdeon to become a privately held company
NASHVILLE, Tenn. — (August 4, 2011) — Emdeon Inc. (NYSE: EM), a leading provider of healthcare revenue and payment cycle management and clinical information exchange solutions, today announced that it has entered into a definitive merger agreement with Blackstone Capital Partners VI L.P. under which this Blackstone fund will acquire a controlling interest in Emdeon in a transaction valued at approximately $3 billion that will result in Emdeon becoming a private company. Hellman & Friedman will maintain a significant minority equity interest in Emdeon.
Under the terms of the merger agreement, holders of Emdeon common stock will receive $19.00 per share in cash. Emdeon’s Board of Directors has unanimously approved the merger agreement and is recommending that Emdeon’s stockholders adopt the merger agreement. General Atlantic and Hellman & Friedman have agreed to vote shares owned by them representing, in the aggregate, approximately 70% of the Company’s outstanding shares, in favor of the transaction.
“This transaction provides for a great return for our investors,” said George Lazenby, chief executive officer for Emdeon. “We are excited about the opportunity to move forward with two excellent investors in Blackstone and Hellman & Friedman. They each have an in-depth understanding of our business and industry, and will be tremendous partners as we continue to pursue our strategy of making healthcare efficient. We are looking forward to building upon our leadership position in healthcare information technology and services, made possible by the continued support of our customers and the dedication and commitment of our employees.”
Lazenby continued, “We also wish to acknowledge the tremendous contributions of global growth investor General Atlantic in our development and thank them for the leadership and support they have provided since becoming our majority owner in 2006.”
“We are thrilled to be investing in such a high quality company,” said Neil P. Simpkins, senior managing director of Blackstone. “Blackstone looks forward to supporting Emdeon and its experienced management team, in continuing to provide innovative products and services to the healthcare industry.”
“We are excited about the proposed transaction and the value it brings to Emdeon stockholders,” said Allen Thorpe, managing director for Hellman & Friedman. “We believe that Emdeon has a great healthcare IT franchise and we look forward to the next chapter of our working relationship.”
The transaction is subject to customary closing conditions, including approval by Emdeon’s stockholders and clearance under the Hart-Scott-Rodino Act, and is currently expected to be completed in the second half of 2011. Following completion of the transaction, Emdeon will become a privately held company and its Class A common stock will no longer be traded on the New York Stock Exchange.

Morgan Stanley acted as lead financial advisor and UBS Investment Bank acted as co-financial advisor to Emdeon’s Board of Directors. Paul Weiss, Rifkind, Wharton & Garrison LLP acted as legal advisor to Emdeon. King & Spalding LLP acted as legal advisor to Emdeon’s outside directors. Blackstone Advisory Partners LP, Banc of America Merrill Lynch, Barclays Capital and Citigroup acted as financial advisors and Ropes & Gray LLP acted as legal advisors to Blackstone.
Credit Facility
Blackstone has secured committed financing from Banc of America Merrill Lynch, Barclays Capital and Citigroup. These funds, in addition to equity financing from Blackstone, will finance the cash consideration to be paid to Emdeon’s stockholders.
Quarterly Results Announcement
Emdeon noted that, with the proposed transaction, it will not host a conference call to discuss financial results for the second quarter of 2011. The Company expects to issue its earnings release and file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 on or about August 8, 2011.
About Emdeon
Emdeon is a leading provider of revenue and payment cycle management solutions, connecting payers, providers and patients in the U.S. healthcare system. Emdeon’s product and service offerings integrate and automate key business and administrative functions of its payer and provider customers throughout the patient encounter. Through the use of Emdeon’s comprehensive suite of products and services, which are designed to easily integrate with existing technology infrastructures, customers are able to improve efficiency, reduce costs, increase cash flow and more efficiently manage the complex revenue and payment cycle process. For more information, visit www.emdeon.com.
About Blackstone
Blackstone (NYSE:BX) is one of the world’s leading investment and advisory firms. Blackstone seeks to create positive economic impact and long-term value for its investors, the companies they invest in, the companies they advise and the broader global economy. Blackstone does this through the commitment of their extraordinary people and flexible capital. Their alternative asset management businesses include the management of private equity funds, real estate funds, hedge fund solutions, credit-oriented funds and closed-end mutual funds. Blackstone also provides various financial advisory services, including financial and strategic advisory, restructuring and reorganization advisory and fund placement services. Further information is available at www.blackstone.com.
About Hellman & Friedman LLC
Hellman & Friedman LLC is a leading private equity investment firm with offices in San Francisco, New York and London. Since its founding in 1984, Hellman & Friedman has raised and, through its affiliated funds, managed over $25 billion of committed capital. The Firm focuses on investing in superior business franchises and serving as a value-added partner to management in select industries including internet & digital media, software, business & marketing services, financial services, insurance, media, healthcare and energy & industrials. For more information on Hellman & Friedman, visit www.hf.com.
Additional Information and Where to Find It
In connection with the proposed merger, Emdeon will prepare a proxy statement and a Rule 13e-3 Transaction Statement to be filed with the Securities and Exchange Commission (“SEC”). When completed, a definitive proxy statement and a form of proxy will be mailed to Emdeon’s stockholders. EMDEON’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE RULE 13E-3 TRANSACTION STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Emdeon’s stockholders will be able to obtain, without charge, a copy of the proxy statement, the Rule 13e-3 Transaction Statement and other relevant documents (when available) filed with the SEC from the SEC’s website at http://www.sec.gov. Emdeon’s stockholders will also be able to obtain, without charge, a copy of the proxy statement, the Rule 13e-3 Transaction Statement and other relevant documents (when available) by directing a request by mail or telephone to Emdeon Inc., Attn: Secretary, 3055 Lebanon Pike, Suite 1000, Nashville, TN 37214, telephone: (615) 932-3000, or from Emdeon’s website, http://www.emdeon.com.
Emdeon and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Emdeon’s stockholders with respect to the proposed merger. Information regarding any interests that Emdeon’s executive officers and directors may have in the transaction will be set forth in the proxy statement. In addition, information about the Company’s executive officers and directors is contained in the Company’s most recent proxy statement and annual report on Form 10-K, which are available on the Company’s website and at www.sec.gov.
Statements made in this press release that express Emdeon’s or management’s intentions, plans, beliefs, expectations or predictions of future events are forward-looking statements, which Emdeon intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. Forward-looking statements also may include information concerning the proposed transaction and Emdeon’s possible or assumed future results of operations, including descriptions of Emdeon’s revenues, profitability and outlook and its overall business strategy. You should not place undue reliance on these statements because they are subject to numerous uncertainties and factors relating to the proposed transaction and Emdeon’s operations and business environment, all of which are difficult to predict and many of which are beyond Emdeon’s control. Although Emdeon believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Emdeon’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. Such factors related to the proposed transaction include unexpected costs or liabilities, delays due to regulatory review, certain closing conditions (including the committed financing) may not be timely satisfied or waived, litigation may be commenced and general and business conditions may change. Other factors that may cause actual results to differ materially include those set forth in the risks discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in Emdeon’s Annual Report on Form 10-K for the year ended December 31, 2010, as well as Emdeon’s periodic and other reports, filed with the Securities and Exchange Commission.
You should keep in mind that any forward-looking statement made by Emdeon herein, or elsewhere, speaks only as of the date on which made. Emdeon expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in Emdeon’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.
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Contacts:
For Emdeon:
Media Relations
Amanda Woodhead
615.932.3863
awoodhead@emdeon.com
Investor Relations
Tommy Lewis
615.932.3235
tlewis@emdeon.com

For Blackstone:
Media Relations
Peter Rose
The Blackstone Group
212.583.5871
rose@blackstone.com
Investor Relations
Joan Solotar
The Blackstone Group
212.583.5068
solotar@blackstone.com
Weston Tucker
The Blackstone Group
212.583.5231
tucker@blackstone.com
For Hellman & Friedman:
Media Relations
Abernathy MacGregor Group
Mary Beth Grover / Kelly Smith
212.371.5999
mbg@abmac.com / kas@abmac.com